                           Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement

( ) Confidential, for use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

(X) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          Lillian Vernon Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     same
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

(X) No fee required
( ) Fee computed on table below per Exchange Act Rules 14a-(6)i (1) and
    0-11(1).

     1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

     5) Total fee paid:

        ----------------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid

        ----------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------

     3) Filing Party:

        ----------------------------------------------------------------------

     4) Date Filed:

        ----------------------------------------------------------------------

                              LILLIAN VERNON LOGO

June 16, 1997

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Friday, July 25, 1997 in the Board Room of the American Stock Exchange, 86 Trinity Place in New York City. The agenda of the Annual Meeting includes the election of a director, the approval of auditors, the adoption of the Company's 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan and the adoption of the 1997 Stock Option Plan for Non-Employee Directors. Management will also report on the Company, its activities and plans for the future. We hope you will be able to join us.

Since your vote is very important, please fill out, sign and date your proxy card, and return it as soon as possible if you are unable to attend the meeting.

I look forward to seeing you.

Faithfully yours,


/s/ Lillian Vernon

Lillian Vernon
Chairman of the Board
Chief Executive Officer


LILLIAN VERNON CORPORATION
543 Main Street, New Rochelle, New York 10801/Phone: 914-576-6400/
                                                Fax: 914-637-5740

                           LILLIAN VERNON CORPORATION
                                543 MAIN STREET
                          NEW ROCHELLE, NEW YORK 10801

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lillian Vernon Corporation will be held at the American Stock Exchange, 86 Trinity Place, New York City on July 25, 1997 at 10:00 a.m. for the following purposes:

   1. To elect one (1) director for a three year term expiring at the annual meeting of stockholders to be held in the year 2000 and until the due election and qualification of his successor;

   2. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand as independent auditors for the fiscal year of the Company ending February 28, 1998;

   3. To consider and act upon a proposal to adopt the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan as described in the accompanying Proxy Statement;

   4. To consider and act upon a proposal to adopt the 1997 Stock Option Plan for Non-Employee Directors as described in the accompanying Proxy Statement; and

   5. To transact such other business as may properly come before the meeting and any adjournments thereof.

   Stockholders of Lillian Vernon Corporation of record at the close of business on June 9, 1997 are entitled to vote at the annual meeting and any adjournments thereof. All stockholders are encouraged to attend the meeting or to vote by proxy.

   If you do not expect to attend the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed envelope in order that your stock may be voted in accordance with the terms of the Proxy Statement.


                                          By Order of the Board of Directors



                                          Susan N. Cortazzo
                                          Secretary

New Rochelle, New York
June 16, 1997

                           LILLIAN VERNON CORPORATION
                                543 MAIN STREET
                          NEW ROCHELLE, NEW YORK 10801


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

   This proxy statement is furnished to the stockholders of Lillian Vernon Corporation (herein, called the "Company") in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Stockholders on July 25, 1997 at the American Stock Exchange, 86 Trinity Place, New York City, 10:00 a.m. or any adjournments thereof. The date of first distribution of this Proxy Statement will be on or about June 16, 1997.


VOTING AT THE MEETING

   Only holders of Common Stock of record on the books of the Company at the close of business on June 9, 1997 will be entitled to notice of and to vote at the meeting. On that date, there were 9,611,166 shares of Common Stock, par value $.01 per share, outstanding. Each holder of record of Common Stock of the Company as of the record date will be entitled to one vote for each share of stock registered in his or her name. A majority of the shares having voting power at the meeting will constitute a quorum for the transaction of business.

   Shares entitled to vote, represented by each properly executed proxy in the accompanying form received by the Company in time to permit its use at the meeting or any adjournments thereof, will be voted in accordance with instructions indicated in such proxy. If no instructions are indicated, such shares will be voted as recommended by the Board. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the voting.

   Directors are elected by a plurality of the votes cast in the election. The adoption of the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan and the adoption of the 1997 Stock Option Plan for Non-Employee Directors both require the affirmative vote by the holders of a majority of the outstanding shares of Common Stock of the Company. The affirmative vote of the holders of a majority of the shares voted with respect to any other proposals presented at the meeting is required to approve such other proposals.

   An automated system administered by the Company's transfer agent counts the votes. The Company's Certificate of Incorporation and By-Laws do not contain any provisions concerning the treatment of abstentions and broker nonvotes. Delaware law treats abstentions as votes which are not cast in favor of a proposal or nominee. Delaware law does not address the treatment of broker nonvotes. Broker nonvotes will be included in the determination of the presence of a quorum, but will not be counted for purposes of determining whether a proposal or nominee has been approved.

EXPENSES OF SOLICITATION

   It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally and by telephone by officers and directors of the Company. The total expense of preparing, assembling and mailing the proxy statement, accompanying notice and form of proxy will be borne by the Company. Such expense may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and custodians, nominees or other fiduciaries, for forwarding such documents to stockholders.

                           1. ELECTION OF DIRECTORS

BOARD OF DIRECTORS

   The Board of Directors of the Company presently consists of seven members divided into three classes. At the Annual Meeting, one Director is to be elected to hold office for a three year term until the Annual Meeting to be held in the year 2000. If no instructions are indicated to the contrary, the proxy will be voted for election of the Director named in the following table, whose election has been proposed and recommended by the Board of Directors. If the nominee shall, prior to the meeting, become unavailable for election as a Director, which is not expected, the persons named in the accompanying form of proxy will vote for such nominee, if any, in their discretion as may be recommended by the Board of Directors.

   In addition to information regarding the nominee and directors, the following table and footnotes show the amount and percent of equity securities of the Company beneficially owned, directly or indirectly, by each nominee or director, as of June 9, 1997, including stock options which are presently exercisable or which will become exercisable within 60 days of the date hereof, held by such individuals.

                                                   SHARES OF
NAME, PRINCIPAL OCCUPATION                        COMMON STOCK
     AND SELECTED OTHER                           BENEFICIALLY    PERCENT
  INFORMATION CONCERNING                          OWNED AS OF     OF CLASS
   NOMINEE AND DIRECTORS                          JUNE 9, 1997  (IF OVER 1%)
------------------------------------------------------------------------------
                NOMINEE FOR THREE-YEAR TERM EXPIRING IN 2000

David C. Hochberg(a)        Vice President -      1,397,000(d)      13.7%
Age-40                      Public Affairs;
                            Director since 1978.

Mr. Hochberg has held the above position since 1986. He joined the Company in 1978 and was subsequently promoted to Director-Public Affairs.

   Lilyan H. Affinito, whose term as a director is expiring, has chosen not to stand for reelection as a director.

          DIRECTORS CONTINUING IN OFFICE WHOSE TERM EXPIRES IN 1998

William E. Phillips(b)      Management Consultant;   24,000(j)      --
Age-67                      Director since 1991.

After being a brand manager at Procter & Gamble, Mr. Phillips spent thirty years with Ogilvy & Mather, serving as Chairman and Chief Executive Officer Worldwide from 1982 to 1988. In 1989, he taught at the Johnson Graduate School, Cornell University, where he also serves as a Trustee. Since then, Mr. Phillips has operated Osprey Consulting, advising companies and serving on boards. Mr. Phillips is a director of Sun Glass Hut International and serves on the Boards of Directors of three small private companies. Mr. Phillips also serves on the boards of several not-for-profit organizations including serving as Chairman of Outward Bound International.

Bert W. Wasserman(b)(c)     Director since 1995      10,000(f)      --
Age-64

Mr. Wasserman served as Executive Vice President and Chief Financial Officer of Time Warner, Inc. from 1990 through 1994, having served on the Board of Directors of Time Warner, Inc. and its predecessor company from 1981 to 1993. He joined Warner Communications in 1966 and had been an officer of that company since 1970. Mr. Wasserman is a director of several investment companies in the Dreyfus Family of Funds. He is a director of Malibu Entertainment International, Inc., Winstar Communications, Inc., and IDT Corp. Mr. Wasserman is on the Board of Directors of the Baruch College Fund. Mr. Wasserman is a Certified Public Accountant.

          DIRECTORS CONTINUING IN OFFICE WHOSE TERM EXPIRES IN 1999

Lillian Vernon(a)           Chairman of the Board   2,844,692(g)(h) 27.9%
Age-69                      and Chief Executive
                            Officer; Director since
                            inception.

Lillian Vernon is the founder of the Company and has served as its Chairman of the Board and Chief Executive Officer since the Company's inception. She served as President from inception until July 1989. Lillian Vernon is the mother of David Hochberg and Fred Hochberg, principal stockholders.

Leo Salon(c)                Partner -Salon, Marrow   560,538(e)(g)   5.5%
Age-77                      & Dyckman, LLP;
                            Director since 1988.

Mr. Salon is a senior partner of the law firm of Salon, Marrow & Dyckman, LLP, which firm acts as general and securities counsel to the Company.

Howard P. Goldberg          President and Chief       35,000 (i)    --
Age-57                      Operating Officer;
                            Director since 1996

Mr. Goldberg has served as President and Chief Operating Officer since March 1996. From 1994 until he joined the Company, Mr. Goldberg was Vice President, Catalog Research and Planning and finally Senior Vice President, Macy's Catalog at Federated Merchandising, a division of Federated Department Stores, Inc. From 1991 until he joined Federated Merchandising, Mr. Goldberg was Vice President, Marketing at Phillips Van Heusen Corporation, where he had direct responsibility for all marketing efforts for a national chain of 250 women's and men's apparel factory outlet stores. Mr. Goldberg has over 30 years experience in marketing and merchandising positions with major retail and catalog companies including Hanover Direct, Fingerhut Corporation, and Hecht Company, a division of May Department Stores, Inc.

------------

(a)    Member of Executive Committee
(b)    Member of Compensation Committee
(c)    Member of Audit Committee
(d) Includes 85,000 shares of common stock held by the David Hochberg Foundation. David Hochberg is the trustee of the David Hochberg Foundation. Also includes 50,000 options which are presently exercisable or which become exercisable within 60 days hereof.
(e) Includes options to purchase 14,500 shares which are presently exercisable or which become exercisable within 60 days hereof.
(f) Includes options to purchase 5,000 shares which are presently exercisable or which become exercisable within 60 days hereof.
(g) Includes 543,788 shares of common stock held by the Lillian Menasche Vernon Foundation, Inc. (the "Foundation"). Lillian Vernon and Leo Salon are two of the directors of the Foundation.
(h) Includes options to purchase 140,000 shares which are presently exercisable or which will become exercisable within 60 days hereof.
(i) Includes options to purchase 25,000 shares which are presently exercisable or which become exercisable within 60 days hereof.
(j) Includes options to purchase 19,000 shares which are presently exercisable or which will become exercisable within 60 days hereof.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

   During the last fiscal year, the Board of Directors held seven meetings. The Company believes that attendance at meetings is one means by which Directors can contribute to the effective management of the Company and that the contributions of all Directors have been substantial and highly valued.

   The Compensation Committee, which administers the Company's employee compensation plans, met four times in fiscal 1997. The Audit Committee, which reviews and makes recommendations to the Board of Directors with respect to the Report of the Independent Accountants and reviews the accounting systems and controls of the Company on a continuous basis, met three times in fiscal 1997.

   All of the Directors attended at least 75% of the aggregate of all Board Meetings and meetings of the Committees of the Board.

   The Company does not have a nominating committee.

EXECUTIVE OFFICERS

   The following table sets forth the name, age and position of the executive officers of the Company:

        NAME         AGE                      POSITION
        ----         ---                      --------
Lillian Vernon.....  69  Chairman of the Board and Chief Executive Officer
Howard P. Goldberg.  57  President, Chief Operating Officer and Director
Larry R. Blum......  49  Executive Vice President
Laura L. Zambano ..  45  Executive Vice President-Merchandising
Kevin A. Green.....  39  Senior Vice President-Marketing
Robert S. Mednick .  54  Vice President-Chief Financial Officer
Ralph Thomann......  54  Vice President-Operations
David C. Hochberg .  40  Vice President-Public Affairs and Director
Paul C. Pecorin ...  57  Vice President-Chief Information Officer
Susan N. Cortazzo .  36  Vice President, Corporate Controller/Secretary
Norman Foster......  53  Vice President-Quality Assurance

   Larry R. Blum was promoted to Executive Vice President in March 1995. From January 1993 until his promotion, he served as Senior Vice President-Administration. Mr. Blum served as Vice President-Human Resources from August 1990, when he joined the Company until his promotion in January 1993. From September 1986 until he joined the Company, Mr. Blum was Director, Human Resources for Crazy Eddie, Inc., an electronics retailer. Prior to joining Crazy Eddie, Inc., Mr. Blum was President of LRB Inc., a consulting company, and President of Betlar Realty, Inc., a real estate company.

   Laura L. Zambano was promoted to Executive Vice President-Merchandising in January, 1996. From July 1989 until her promotion she served as Senior Vice President-General Merchandise Manager. From 1983 until her promotion in 1989, she was Vice President of Merchandising. Ms. Zambano joined the Company in 1978 as a catalog coordinator; she became Associate Vice President in 1982. Prior to joining the Company, Ms. Zambano was employed as an advertising production manager by H.O. Gerngross & Co.

   Kevin A. Green was promoted to Senior Vice President-Marketing in April 1996. From December 1993 until his promotion, he served as Vice
President-Marketing. Mr. Green joined the Company in

March 1990 as Manager-Marketing and subsequently in April 1992 was promoted to Director-Marketing. Prior to joining the Company, Mr. Green held various marketing positions at Doubleday Book and Music Club and Better Homes and Gardens Book Club.

   Robert S. Mednick joined the Company in June, 1996 as Vice President-Chief Financial Officer. From 1979 until he joined the Company, Mr. Mednick was Vice President of Finance and Chief Financial Officer of US Sales
Corporation, one of the country's largest privately held direct marketing catalog companies. Mr. Mednick has over 25 years of corporate finance experience in the direct mail and retailing industries.

   Ralph Thomann was promoted to Vice President-Operations in July 1996. Since joining the Company in February 1984, Mr. Thomann has held a variety of positions including Vice President-Distribution, Director-Order Processing, Director-Distribution, and Director-Engineering. From June 1967 until joining the Company, Mr. Thomann held various engineering positions with Avon Products, Inc., a manufacturer and distributor of cosmetics and beauty related products.

   Paul C. Pecorin has served as Vice President-Chief Information Officer since joining the Company in 1984. From 1982 until he joined the Company, Mr. Pecorin was Vice President-Systems of Lands' End, Inc., a direct mail catalog company marketing clothes and related products. Prior to his employment at Lands' End, Inc., Mr. Pecorin was manager, systems development for Pratt & Whitney Aircraft Co.

   Susan N. Cortazzo joined the Company in April 1989 as Corporate Controller and Secretary. She was promoted to Vice President in July 1994. From 1982 to April 1989, Ms. Cortazzo was employed by Coopers & Lybrand, Certified Public Accountants, in various capacities, the last position being as audit manager. Ms. Cortazzo is a certified public accountant.

   Norman Foster joined the Company in August 1983 as Director of
Distribution and served in that position until March 1988, when he assumed the position of Director of Inventory. In May 1992, Mr. Foster was promoted to Vice President-Quality Assurance. From 1969 until he joined the Company in 1983, Mr. Foster held various distribution, inventory, operational and production planning positions for the Sherwin Williams Co., a paint manufacturing and distribution company.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth, as of June 9, 1997, the beneficial ownership of the Company's Shares by (i) the Chief Executive Officer and the four other most highly compensated executive officers of the Company at the end of the fiscal year; (ii) the directors; and (iii) all executive officers and directors as a group.

                                                                                    PERCENTAGE
                                                                                    OF SHARES
                                                                                   OUTSTANDING
                                                                                   AND OPTIONS
NAME AND ADDRESS                                               AMOUNT OF SHARES    EXERCISABLE
OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED  WITHIN 60 DAYS
-------------------                                           ------------------  --------------
Lillian Vernon (1)...........................................     2,844,692(2)(3)     27.9%
Howard P. Goldberg (1).......................................        35,000(4)         *
David C. Hochberg (1)........................................     1,397,000(5)(6)     13.7%
Fred P. Hochberg (7).........................................       861,544(2)(8)      8.4%
Lilyan H. Affinito (1).......................................        21,550(9)         *
Leo Salon (1)................................................       560,538(2)(9)      5.5%
William E. Phillips (1)......................................        24,000(10)        *
Bert W. Wasserman (1)........................................        10,000(11)        *
Paul C. Pecorin (1)..........................................        80,030(6)         *
Laura L. Zambano (1).........................................        61,537(6)         *
Larry R. Blum (1)............................................        55,000(6)         *
Lillian Menasche Vernon Foundation, Inc. (12)................       543,788(2)         5.3%
All Executive Officers and Directors as a group (15 persons)      4,636,258(13)       45.4%

------------
  *     Less than 1%.
 (1) The address of the stockholders is 543 Main Street, New Rochelle, New York 10801.
 (2) Includes 543,788 Shares owned by the Lillian Menasche Vernon Foundation (the "Foundation"). Lillian Vernon, Leo Salon and Fred Hochberg are three of the directors of the Foundation.
 (3) Includes options to purchase 140,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.
 (4) Includes options to purchase 25,000 shares which are presently exercisable or which become exercisable within 60 days hereof.
 (5) Includes 85,000 shares of common stock held by the David Hochberg Foundation. David Hochberg is the sole trustee of the David Hochberg Foundation.
 (6) Includes options to purchase 50,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.

 (7) The address of Fred P. Hochberg is c/o The Heyday Company, 101 Fifth Avenue, New York, New York 10003.
 (8) Includes options to purchase 5,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.
 (9) Includes options to purchase 14,500 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.
(10) Includes options to purchase 19,000 shares which are presently exercisable or which will become exercisable within 60 days of the date hereof.
(11) Includes options to purchase 5,000 shares which are presently exercisable or which become exercisable within 60 days of the date hereof.
(12) The address of the Foundation is c/o Salon, Marrow & Dyckman, LLP, 685 Third Avenue, New York, New York 10017.
(13) Includes 543,788 shares owned by the Lillian Menasche Vernon Foundation, of which Lillian Vernon, Fred Hochberg, and Leo Salon are directors. Includes 85,000 shares owned by the David Hochberg Foundation, of which David Hochberg is the trustee. Includes options to purchase 494,834 shares which are presently exercisable or which become exercisable within 60 days of date hereof.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth, as of June 9, 1997, the beneficial ownership of the Company's shares by persons who are believed to beneficially own more than 5% of the Shares of the Company.

                                                           PERCENTAGE
                                                           OF SHARES
                                                          OUTSTANDING
                                                          AND OPTIONS
NAME AND ADDRESS                      AMOUNT OF SHARES    EXERCISABLE
OF BENEFICIAL OWNER                  BENEFICIALLY OWNED  WITHIN 60 DAYS
-------------------                  ------------------  --------------
Sanford C. Bernstein & Co.,
 Inc.(1)............................     870,178(2)          8.5%
Gabelli Funds, Inc.(3)..............     526,500(4)          5.2%
Connor, Clark & Company, Ltd.(5) ...     527,900(6)          5.2%

------------
(1) The address of Sanford C. Bernstein & Co., Inc., is One State Street Plaza, New York, New York 10004-1545.
(2) Number of shares is based upon a Schedule 13-G filed by Sanford C. Bernstein & Co., Inc., on January 20, 1997 as of December 31, 1996.
(3) The address of Gabelli Funds, Inc., is One Corporate Center, Rye, New York 10580-1434.
(4) Number of shares is based upon a Schedule 13-D filed by Gabelli Funds, Inc. and affiliates, dated May 12, 1997. The shares include shares owned by entities that may be deemed to be controlled or under the control of Gabelli Funds, Inc.
(5) The address of Connor, Clark & Company, Ltd. is Scotia Plaza, 40 King Street West, Toronto, Canada M5H3Y2.
(6) Number of shares is based upon representations made by management of Connor, Clark & Company, Ltd. as of May 26, 1997.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

 SUMMARY COMPENSATION TABLE

   The following table sets forth certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (determined as of February 22, 1997) (the "Named Executive Officers") for the Company's last three fiscal years:

                                                                                      LONG TERM COMPENSATION
                                                                              -------------------------------------
                                                ANNUAL COMPENSATION                     AWARDS             PAYOUTS
                                     ---------------------------------------- ------------------------- -----------
                                                                                                         LONG TERM
                            FISCAL                                             RESTRICTED                INCENTIVE
NAME AND PRINCIPAL           YEAR                              OTHER ANNUAL       STOCK      NUMBER OF     PLAN         ALL OTHER
POSITION                     ENDED    SALARY(1)     BONUS     COMPENSATION(2)  AWARD(S)(3)    OPTIONS     PAYOUTS    COMPENSATION(4)
-------------------------- --------- ---------- ------------- --------------- ------------- ----------- -----------  ---------------
Lillian Vernon               2/22/97   $520,000    $      0          $0          $      0           0        $0         $221,140
Chairman of the Board and    2/24/96    520,000           0           0                 0           0         0          225,199
Chief Executive Officer      2/25/95    520,000     200,000           0                 0      50,000         0          181,516
Howard P. Goldberg (5)       2/22/97   $310,962    $125,000 (6)      $0          $136,300 (7)  75,000        $0         $  5,057
President and                2/24/96          0           0           0                 0           0         0                0
Chief Operating Officer      2/25/95          0           0           0                 0           0         0                0
Laura L. Zambano             2/22/97   $275,992    $      0          $0          $      0      12,500        $0         $  9,688
Executive Vice President     2/24/96    227,404           0           0                 0      15,000         0            9,771
Merchandising                2/25/95    206,690      40,000           0                 0      15,000         0           10,541
Larry R. Blum (8)            2/22/97   $275,921    $      0          $0          $      0      12,500        $0         $  8,050
Executive Vice President     2/24/96    251,988           0           0                 0      15,000         0            8,250
                             2/25/95    173,143      65,000           0                 0      15,000         0            9,127
Paul C. Pecorin              2/22/97   $189,262    $      0          $0          $      0      12,500        $0         $ 14,846
Vice President               2/24/96    176,967           0           0                 0      15,000         0           14,512
Chief Information Officer    2/25/95    171,889      40,000           0                 0      15,000         0           14,898

------------
(1) Consists of base salaries. No amounts were deferred at the election of the executive officers.
(2) Perquisites to any executive officer did not exceed, for such individual, the lesser of $50,000 or 10% of compensation.
(3) The value of each restricted stock award reflects the closing price of the stock on the date of grant. Dividends on shares of restricted stock are paid at the same time and at the same rate as dividends on the Company's unrestricted common stock. The aggregate number and value of the restricted stock holdings of the Named Executive Officer are disclosed in Note 7 below.

(4) All Other Compensation consists of employer contributions pursuant to the Company's Profit Sharing / 401-K Plan (current year profit sharing amounts estimated) compensation related to split-dollar life insurance premiums, and above-market earnings on deferred compensation, in the following amounts:

                                            401(K)
                               PROFIT      MATCHING     SPLIT-DOLLAR   ABOVE-MARKET
                               SHARING   CONTRIBUTION  LIFE INSURANCE    EARNINGS
                               -------   ------------  --------------    --------
Lillian Vernon .....  2/22/97   $    0       $    0        $19,877        $201,263
                      2/24/96        0            0         18,266         206,933
                      2/25/95        0            0         16,790         164,726
Howard P. Goldberg    2/22/97   $2,230       $2,827        $     0        $      0
                      2/24/96        0            0              0               0
                      2/25/95        0            0              0               0
Laura L. Zambano  ..  2/22/97   $3,550       $4,500        $ 1,638        $      0
                      2/24/96    3,750        4,500          1,521               0
                      2/25/95    4,627        4,500          1,414               0
Larry R. Blum ......  2/22/97   $3,550       $4,500        $     0        $      0
                      2/24/96    3,750        4,500              0               0
                      2/25/95    4,627        4,500              0               0
Paul C. Pecorin  ...  2/22/97   $3,550       $4,500        $ 6,796        $      0
                      2/24/96    3,750        4,500          6,262               0
                      2/25/95    4,627        4,500          5,771               0

(5) The Company entered into an employment contract with Mr. Goldberg on March 13, 1996. Mr. Goldberg's employment contract, which has an initial term of three years, provides for an initial annual base salary of $350,000. The Board may award Mr. Goldberg an annual bonus of up to 50% of his annual base salary, and agreed to pay Mr. Goldberg a bonus of at least $75,000 for the fiscal year ending February 22, 1997. The Company also paid Mr. Goldberg a $50,000 bonus upon signing of the employment contract.
(6) Bonus amount includes a $50,000 bonus paid in March 1996 upon signing of employment contract, and an annual bonus of $75,000 accrued for the fiscal year ended February 22, 1997 (see Note 5).
(7) The 10,000 shares of restricted stock were issued on March 29, 1996, when the value of such shares, based on the stock's closing price of $13.63, was $136,300. The stock vests over two years; 5,000 shares vested on March 29, 1997, when the value of such shares, based on the stock's closing price of $14.00, was $70,000; with the remaining 5,000 shares vesting on March 29, 1998.
(8) The Company entered into an employment contract with Mr. Blum on March 1, 1995. Mr. Blum's employment contract, which has an initial term of three years, provides for an initial annual base salary of $250,000. The Board may award Mr. Blum an annual bonus of up to 50% of his annual base salary.

OPTION GRANTS IN THE LAST FISCAL YEAR

   The following table sets forth information concerning grants of stock options to the Named Executive Officers during the Company's fiscal year ended February 22, 1997:

                                                                                     POTENTIAL REALIZABLE VALUE AT
                                                                                        ASSUMED ANNUAL RATES OF
                                        % OF TOTAL                                     STOCK PRICE APPRECIATION
                                      OPTIONS GRANTED                                     FOR OPTION TERM (1)
                    NUMBER OF OPTIONS  TO EMPLOYEES   EXERCISE PRICE                    ----------------------
NAME                     GRANTED       IN FISCAL YEAR   PER SHARE     EXPIRATION DATE       5%          10%
----                -----------------  -------------- --------------  ---------------   ---------   ----------
Lillian Vernon                0               --              --             --                --           --
Howard P. Goldberg       75,000(2)         28.57%         $13.63         March 29, 2006  $643,190   $1,631,045
Laura L. Zambano         12,500(3)          4.76%         $13.07     September 26, 2006  $102,900   $  261,314
Larry R. Blum            12,500(3)          4.76%         $13.07     September 26, 2006  $102,900   $  261,314
Paul C. Pecorin          12,500(3)          4.76%         $13.07     September 26, 2006  $102,900   $  261,314

------------
(1) In accordance with SEC rules, these columns show gains that might exist for the respective options over a period of ten years. This valuation is hypothetical; if the stock price does not increase above the exercise price, compensation to the Named Executive Officers will be zero. There is no guarantee that if and when the options are exercised, they will have these values.
(2) One third of the options are exercisable on March 29, 1997, 1998, and 1999, respectively.
(3) One third of the options are exercisable on September 27, 1997, 1998, and 1999, respectively.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth information concerning the exercise of options by the Named Executive Officers during the Company's fiscal year ended February 22, 1997, and the value of unexercised options held by the Named Executive Officers as of the end of the fiscal year:

                                                                       VALUE OF
                                                     NUMBER OF        UNEXERCISED
                                                    UNEXERCISED      IN-THE-MONEY
                                                 OPTIONS AT FISCAL OPTIONS AT FISCAL
                                                     YEAR-END         YEAR-END(1)
                    SHARES ACQUIRED    VALUE       EXERCISABLE/      EXERCISABLE/
NAME OF INDIVIDUAL    ON EXERCISE     REALIZED     UNEXERCISABLE     UNEXERCISABLE
------------------  --------------- ------------ ----------------- -----------------
Lillian Vernon          180,000      $1,058,400
        Exercisable                                   123,333           $    0
      Unexercisable                                    16,667           $    0
Howard P. Goldberg            0      $        0
        Exercisable                                         0           $    0
      Unexercisable                                    75,000           $    0
Laura L. Zambano         20,000      $  120,000
        Exercisable                                    45,000           $3,750
      Unexercisable                                    27,500           $    0
Larry R. Blum            10,000      $   58,800
        Exercisable                                    45,000           $3,750
      Unexercisable                                    27,500           $    0
Paul C. Pecorin          30,000      $  176,400
        Exercisable                                    45,000           $3,750
      Unexercisable                                    27,500           $    0

------------
(1) Calculated using the fair market value of shares at the close of the market on February 22, 1997, of $12.75.

DIRECTOR COMPENSATION

   The Company pays Messrs. Salon and Wasserman an annual retainer of $20,000, and William Phillips and Lilyan Affinito, Chairpersons of the Compensation and Audit Committee, respectively, an annual retainer of $22,500. Additionally, all non-employee Directors receive $1,000 (plus expenses) per Board meeting attended and $1,000 (plus expenses) per Committee meeting attended.

   The Company has a Stock Option Plan for Non-Employee Directors, which provides that as of the date of each Annual Meeting that occurs while this plan is in effect, each individual who is a non-employee director be granted an option to purchase 2,500 shares of Common Stock of the Company at an exercise price equal to 100% of the fair market value per share of Common Stock on the day the option is granted. The current Option Plan for Non-Employee Directors expires after the current annual meeting of stockholders. The Board proposes the adoption of a new Stock Option Plan for Non-Employee Directors. See Proposal 4 herein.

   In fiscal 1997, Messrs. Phillips, Salon, Wasserman and Ms. Affinito each received options to purchase 2,500 shares at an exercise price of $12.38.

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

   In August 1982, Fred P. and David C. Hochberg (the "Hochbergs") financed the acquisition and renovation of the Company's former New Rochelle Customer Communications Center with the assistance of the City of New Rochelle Industrial Development Agency (the "Agency"), which issued a $1,200,000 Industrial Development Bond to Bankers Trust Company (the "Bond"). Fred P. Hochberg was a director of the Company at that time, and through November 20, 1995. He continues to be a significant stockholder of the Company. The Hochbergs subleased the New Rochelle Customer Communications Center to the Company (the "1982 Sublease"). The 1982 Sublease (and a subsequent amendment) provided for the payment of an annual net rent of $263,939 through July 31, 1992. Effective August 1, 1992, the annual net rent would increase to match any increase in the Consumer Price Index between June 1, 1982 and June 1, 1992. The sublease expiration date was July 31, 1998. As a net lease, it required the Company to also pay all real estate taxes, insurance and other expenses associated with the operation and maintenance of the premises, including structural repairs.

   On October 16, 1992, the Hochbergs refinanced the Bond and entered into a new lease with the Agency, in connection with the renovation of the New Rochelle facility to serve as the Company's corporate headquarters. The Hochbergs entered into a new sublease with the Company which is on the same terms and conditions as the 1982 Sublease except that the net annual rental is $429,788. This rental reflects the increase pursuant to the Consumer Price Index as discussed above and additional space sublet to the Company. The sublease expires on July 30, 1998.

   Effective February 27, 1985, Fred P. Hochberg entered into a deferred compensation agreement with the Company that provided for deferred compensation for four years commencing in fiscal 1986. This agreement, as amended, provides that his retirement benefit is $5,525,000, payable over a 10 year period commencing 2017, and that his death benefit calculated as of February 22, 1997 was $1,652,371. The agreement further provides that these payments are due Mr. Hochberg or his beneficiaries whether or not he is employed by the Company.

   Effective February 27, 1985, David C. Hochberg entered into a deferred compensation agreement with the Company that provided for deferred compensation for four years commencing in fiscal 1986. This agreement, as amended, provides that his retirement benefit is $3,540,000, payable over a 10 year period commencing 2022, and that his death benefit calculated as of February 22, 1997 was $825,831. The agreement further provides that these payments are due Mr. Hochberg or his beneficiaries whether or not he is employed by the Company.

   Leo Salon is senior partner of Salon, Marrow & Dyckman, LLP, which firm provides legal services to the Company. In fiscal 1997, the Company paid $371,597 in legal fees to Salon, Marrow & Dyckman, LLP.

   In fiscal 1995 and 1996, the Company made loans to Larry Blum, aggregating $156,064. The loans were made to Mr. Blum to enable him to exercise stock options which were expiring and to enable him to pay the required taxes due upon the vesting of certain restricted stock. As of February 22, 1997, approximately $29,000 remained due on the loans.

   On March 13, 1996, the Company entered into a three year employment agreement with Howard Goldberg, President and Chief Operating Officer. The agreement provides for an annual base salary of $350,000, 75,000 non-qualified stock options which are exercisable over a three year period, commencing on March 29, 1997, and 10,000 shares of restricted stock, of which 5,000 shares vested on March 29, 1997, with the remaining 5,000 shares vesting on March 29, 1998. Additionally, the Company paid Mr. Goldberg a $50,000 bonus upon the signing of the agreement. The Board may award Mr. Goldberg an annual bonus of up to 50% of his annual base salary, and has agreed to pay Mr. Goldberg a bonus of at least $75,000 for the fiscal year ending February 22, 1997. In the event that Mr. Goldberg is dismissed by the Company without "cause", as that term is defined in his employment agreement, the Company is obligated to pay him 100% of his base salary until the earlier of (i) March 28, 1999, (ii) the date which is twenty-four months after the date of such termination or (iii) the date he becomes employed by or becomes a consultant to a competitor of the Company.

   On May 30, 1996, the Company entered into a one year employment agreement (which term commenced on June 27, 1996) with Robert S. Mednick, Vice President and Chief Financial Officer. The agreement provides for a base salary of $225,000, 25,000 non-qualified stock options, which are exercisable over a three year period commencing June 27, 1997 and 5,000 shares of restricted stock vesting on June 27, 1997. The Board may award Mr. Mednick an annual bonus of up to 40% of his annual base salary.

REPORT OF THE COMPENSATION COMMITTEE

   The Report of the Compensation Committee and the Performance Graph herein shall not be incorporated by reference into any filing, notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings in whole or in part, including this Proxy Statement.

   The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent, non-employee directors. The Committee is responsible for setting and administering the Company's employee compensation plans, subject to the approval of the Board of Directors. The Committee applies a philosophy based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives.

COMPENSATION PHILOSOPHY

   The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward competent executives who contribute to the long-term success of the Company.

     o The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain highly competent executive officers. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies in the retail and direct mail catalog industries.

     o The Company pays for sustained and improved performance. Executive officers are rewarded based upon corporate performance and individual and team goals. Each year the Committee approves an incentive compensation plan (Performance Unit Plan) which establishes a dollar bonus pool and guidelines for bonus payments based upon per share earnings. Performance is evaluated by reviewing the individual's performance against both quantitative and qualitative objectives.

     o The Company encourages stock ownership by management. The Company believes stock ownership by management fosters an interest in the enhancement of stockholder value and thus aligns management's interest with that of the stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

   Lillian Vernon, the Chairman of the Board and Chief Executive Officer, founded the Company forty-six years ago. She has played and continues to play a pivotal role in the Company and its development. She is involved in all aspects of the Company's business. In determining Miss Vernon's total compensation, the Committee considered her leadership and contributions to the Company during fiscal 1997. In 1992, the Company extended Miss Vernon's employment agreement for five years. By its provisions, at the end of five years, the employment agreement continues at will, terminable upon ninety

(90) days written notice. Miss Vernon currently receives a base salary of $520,000 per annum. Her salary is reviewed annually by the Committee and may be increased at the Board of Directors' discretion. In reviewing Miss Vernon's base salary, the Board of Directors considers the base salaries paid to the chief executive officers of other companies in the retail and direct mail catalog industry. In addition, the Board of Directors, upon the recommendation of the Committee, may award a bonus to Miss Vernon. The employment agreement also provides for the full payment of salary to Lillian Vernon for a two year period should she become disabled and unable to perform her duties.

   Miss Vernon's compensation is tied to the performance of the Company, specifically earnings per share. In fiscal 1997, the Company did not meet the specific goals previously established by the Board of Directors. Accordingly, the Compensation Committee, with the approval of the Board of Directors, and at the request of Miss Vernon, did not award her a bonus. In fiscal 1996, she did not receive a bonus.

   Miss Vernon is eligible to participate in the Company's stock option program and other benefit plans, as are all other executives of the Company.

   Effective February 27, 1985, Lillian Vernon entered into a deferred compensation agreement with the Company which provided for deferred compensation for four years commencing in fiscal 1986. Lillian Vernon's Deferred Compensation Agreement, which was amended on April 30, 1992, provides that her retirement benefit is $4,634,500 payable over a ten year period commencing 1997, and that her death benefit as of February 22, 1997 was $3,625,451.

COMPENSATION VEHICLES

   The Company uses a total compensation program that consists of cash and equity based compensation.

 Cash Based Compensation

  Salary

   Individual salary determinations of the Company's executive officers are based on experience, sustained performance and comparison to peers inside and outside the Company.

  Bonus-Performance Unit Plan

   As previously discussed, under the Company's Performance Unit Plan, the Committee establishes a dollar bonus pool and guidelines for bonus payments based upon per share earnings. Corporate vice presidents, department directors and managers participate in the Performance Unit Plan. Generally, payments are based in part upon the achievement of corporate goals and in part upon achievement of individual and team goals. Bonus compensation may be paid in cash or in shares of the Company's common stock, at the Company's option. While the Company's results in fiscal 1997 reflected record revenues, due to various factors including the high cost of paper used in the production of catalogs, the Company experienced reduced earnings per share, which earnings did not meet the specific goals previously established by the Board of Directors. However, the Board wished to recognize the individual efforts of management, including three executive officers, and awarded performance bonuses aggregating $300,000 to the Company's management. The Board did not award performance bonuses to the Company's other executive officers.

  Profit-Sharing Plan

   The Company maintains a profit-sharing plan for the benefit of all employees, including its executive officers, who have met certain minimum service requirements. The Company's annual contribution is discretionary, as determined by the Board of Directors.

   The Company's profit-sharing plan also includes an employee contribution and employer matching contribution (401(k)) feature. Under the 401(k) feature of the plan, eligible employees may make pre-tax contributions up to 10% of their annual compensation. Employee contributions of up to 6% of compensation are currently matched by the Company at a rate of 50%.

 Equity Based Compensation

  Restricted Stock and Stock Options

   The purpose of these programs is to provide additional incentives to employees to work to maximize stockholder value. The restricted stock and stock option plans are administered by the Committee, which has the authority to determine the individuals to whom, the times at which options and/or restricted stock may be granted or awarded and the number of shares to be covered by each such grant or award. The Company may grant stock options and restricted stock awards to the Company's management -the officers and departmental directors. Stock options are granted to executive officers in amounts based upon levels of organization within the Company. The programs also utilize vesting periods, which are determined by the Committee, to encourage key employees to continue in the employ of the Company.

   The Compensation Committee: William E. Phillips
                               Lilyan H. Affinito
                               Bert W. Wasserman

PERFORMANCE GRAPH

Set forth below is a performance graph that shows the cumulative total return (assuming dividend reinvestment) on the Company's Common Stock compared with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Specialty Retail Index for the period of the Company's last five fiscal years (February 1992 = 100):


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG LILLIAN VERNON, S&P 500, AND S&P SPECIAL RETAIL

                                                  S&P Specialty
                              LV      S&P 500            Retail
                          -------------------------------------
                    1992    100.00    100.00          100.00
                    1993     78.27    110.65          121.53
                    1994    109.15    119.88          123.44
                    1995    117.08    128.70          117.14
                    1996     89.18    173.36          114.57
                    1997     82.90    218.71          131.05


The Board of Directors recognize that the market price of stock is influenced by many factors, only one of which is company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                  2. RATIFICATION OF APPOINTMENT OF AUDITORS

   Subject to stockholder ratification, the Board of Directors has appointed the firm of Coopers & Lybrand, LLP as independent auditors for the fiscal year ending February 28, 1998. Coopers & Lybrand, LLP has audited the accounts of the Company since fiscal year 1985. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board.

   A representative of Coopers & Lybrand, LLP is expected to be present at the Annual Meeting and will be available to respond to questions.

   The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the 1997 Annual Meeting and entitled to vote is required to ratify the appointment of Coopers & Lybrand, LLP as independent auditors for the fiscal year ended February 28, 1998.

   The Board of Directors recommends a vote "FOR" ratifying the appointment of Coopers & Lybrand.

       3. PROPOSAL TO ADOPT THE 1997 PERFORMANCE UNIT, RESTRICTED STOCK,
              NON-QUALIFIED OPTION AND INCENTIVE STOCK OPTION PLAN
                        ("INCENTIVE COMPENSATION PLAN")

   On February 22, 1997, the Company's 1987 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan expired. At the time of the Plan's expiration, 549,000 shares were unencumbered.

   On recommendation of the Compensation Committee of the Board of Directors, subject to the approval of the stockholders, the Board adopted the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan (the "Incentive Compensation Plan"). The Board reserved 525,000 shares of common stock for the issuance of awards and grants under the Incentive Compensation Plan. In April 1997, the Compensation Committee of the Board of Directors granted an aggregate of 27,500 options to six of the Company's executive officers. Said options vest over a three year period and are exercisable at $13.63 per share, which was the price of the shares on the American Stock Exchange on the date of grant. Said option grants are subject to the approval of the Incentive Compensation Plan by the stockholders at the Annual Meeting.

   The Board of Directors is of the opinion that the Company's Incentive Compensation Plan provides a competitive and balanced incentive compensation plan for employees, employee-directors, consultants and others who render services to the Company.

   The Incentive Compensation Plan is administered by the Compensation Committee of the Board of Directors, which has full authority, in its discretion to determine the individuals to whom and the times at which performance units or restricted stock will be awarded and options shall be granted and the number of units and/or shares to be issued pursuant to each such award or grant. Non-employee directors are not eligible to participate in the Incentive Compensation Plan. Non-employee directors receive option grants pursuant to the 1993 Stock Option Plan for Non-Employee Directors.

   The adoption of the Incentive Compensation Plan will permit the Compensation Committee to continue to grant options and award restricted stock and performance unit awards to employees, officers, consultants and others (where applicable) who render services to the Company, to continue to provide an incentive to successfully manage the business of the Company in the future.

SUMMARY OF INCENTIVE COMPENSATION PLAN

   The following summary of the Incentive Compensation Plan is qualified in its entirety by the complete text of the Incentive Compensation Plan, which is annexed hereto as Exhibit A.

PERFORMANCE UNIT AWARDS

   Performance units can only be awarded to employees. Performance unit awards may be paid in cash or shares of Common Stock of the Company, or a combination thereof. Performance units which are awarded to an employee shall have a payment value at the end of the award cycle (the period of not less than one fiscal year over which the performance units granted during a particular year are to be earned out), contingent upon the Company's performance. The Compensation Committee has discretion to apply performance measures on an absolute basis or relative to industry indices and conclusively determine whether the measures have been achieved. The Compensation Committee also has authority to revise the payment schedules and performance measures formerly determined by it if, in its judgment, significant economic or other changes have occurred which were not foreseeable by it at the time of its initial determination.

RESTRICTED STOCK AWARDS

   The Compensation Committee is authorized to make restricted stock awards to employees. Restricted stock may be issued to employees in consideration of
(i) cash in an amount not less than the par value thereof or such greater amount as may be determined by the Compensation Committee and (ii) the continued employment of the employee during the restricted period. The Compensation Committee sets the term of the restricted period, which will in no event be less than one year. During the restricted period, the restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered except in the event of death, whereupon the restriction upon the stock will lapse and the employee's estate will be free to transfer or otherwise dispose of the stock.

NON-QUALIFIED OPTIONS

   Under the Incentive Compensation Plan, non-qualified options may be granted to employees, employee-directors, consultants and other individuals who render services to the Company. The option price for each option granted is determined by the Compensation Committee. Each option may have a term of not more than 10 years from the date of grant and may be exercisable in installments as prescribed by the Compensation Committee.

   Payment for shares issuable pursuant to the exercise of an option may be in (i) cash, (ii) delivery of a full recourse promissory note, (iii) Common Stock of the Company or (iv) a combination of cash, notes and Common Stock or such other alternative payment arrangements as the Compensation Committee may fix in its sole discretion. In lieu of payment by the optionee, the Compensation Committee may require the optionee to surrender the option or a portion thereof for cancellation and receive cash or shares of Common Stock or a combination thereof equivalent to the appreciated value of the shares covered by the option surrendered for cancellation.

   The Incentive Compensation Plan provides for the termination of outstanding options in the event an employee does not remain in the employ of the Company for such period as the Compensation Committee may fix for reasons other than retirement or death. Upon retirement or death, the employee or his estate's legal representative may exercise his options at any time after such termination (but no longer than the original term).

INCENTIVE STOCK OPTIONS

   The Company's Incentive Compensation Plan provides for the grant to employees of incentive stock options ("ISO's") to purchase shares of Common Stock of the Company at option prices which are not less than the fair market value of the Company's Common Stock at the date of grant ("fair market value"), except that any ISO's granted to an employee holding 10% or more of the outstanding voting securities of the Company ("10% Stockholder") must be for an option price not less than 110% of fair market value.

   ISO's granted under the Incentive Compensation Plan will expire not more than 10 years from the date of grant (five years from the date of grant in the case of a 10% Stockholder), and the ISO agreements entered into with the holders will specify the extent to which ISO's may be exercised during their respective terms. The aggregate fair market value of the shares of common stock subject to ISO's that become first exercisable by an optionee in a particular calendar year may not exceed $100,000. The Incentive Stock Option Plan provides for termination of outstanding ISO's upon termination of employment, other than by reason of retirement, death or disability. Payment for shares issued upon the exercise of ISO's may be made in the same manner as provided for the non-qualified options. No ISO's have been granted to date.

FEDERAL INCOME TAX CONSEQUENCES
STOCK OPTIONS

   The Company is of the opinion that an employee receiving a stock option exercisable at the current market price at the date of grant (whether an ISO or non-qualified stock option) will not realize any compensation income under the Internal Revenue Code of 1986 as amended ("IRC" or "the Code") upon the grant of the option.

   The exercise of an ISO, which is qualified under Section 422A of the Code, results in no tax consequences to the employee or the Company. However, the difference between the option price and the fair market value of the underlying stock at the date of exercise is a tax preference item which, under certain circumstances, may give rise to alternative minimum tax liability to the employee in the year of exercise.

   If the stock acquired by the exercise of the ISO is sold within two years from the date of the grant of the option or one year from the date of exercise of such option ("disqualifying disposition"), it will result in taxable compensation income to the employee (and a corresponding deduction to the Company) to the extent of the difference between the exercise price and the lesser of the fair market value of stock on the exercise date or the amount realized on such disposition.

   The exercise of a non-qualified stock option results in immediate taxable income to the individual in an amount equal to the difference between the option price paid (whether in cash or otherwise) and the fair market value of the Company's stock at the date of exercise. The Company will receive a deduction, as compensation paid, equal to the amount included in income by the employee as set forth above.

   The basis of any stock acquired by the employee through a non-qualified option is the amount paid for the stock by an employee plus the amount of taxable income recognized. The basis of stock acquired by the exercise of an ISO, not disposed of in a disqualifying disposition, is the amount paid by the employee.

RESTRICTED STOCK AWARDS

   The employee will recognize taxable income on restricted stock granted to him at such time as the restriction period lapses. The amount of income will be equal to the difference between the fair market value of such stock and the amount paid by the employee for such restricted shares as of the date the restriction period lapses. Due to liabilities imposed by Rule 16(b) of the Securities Exchange Act of 1934 on certain officers, directors and 10% Stockholders who dispose of stock in the Company held by them during the prohibited period defined by Rule 16(b) (the "16(b) Restriction Period"), such persons may not immediately recognize income as of the date the restriction period lapses. If at such time the employee is subject to the provisions of Rule 16(b), income will not be recognized until the 16(b) Restriction Period lapses. The Company will receive a deduction at such time and in the same amount as the employee includes in his income.

PERFORMANCE UNITS

   An employee will recognize income at such time as an actual payment is made by the Company regardless of whether the employee receives cash or shares of stock in the Company. If, however, the employee receives Company stock and the employee is subject to the provisions of Rule 16(b), then the employee will not recognize income and the Company will not be entitled to a deduction until the 16(b) Restriction Period lapses. Otherwise, the Company will be entitled to a deduction, as an accrual basis taxpayer, at such time when all events which determine the liability to pay the performance award have occurred, and the amount thereof can be determined with reasonable accuracy.

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the adoption of the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan.

   The Board of Directors recommends a vote "FOR" approval of the adoption of the 1997 Performance Unit, Restricted Stock, Non-Qualified Option and Incentive Stock Option Plan.

                4. PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

   The Company's 1993 Stock Option Plan for Non-Employee Directors expires on July 26, 1997 (the day following the Annual Meeting). On the Plan's expiration, there will be 57,500 unencumbered shares.

   On recommendation of the Compensation Committee of the Board of Directors, subject to the approval of the stockholders, the Board adopted the 1997 Non-Employee Directors Option Plan (the "Non-Employee Directors Option Plan"). The Board reserved 50,000 shares of common stock for grants under the Non-Employee Directors Option Plan.

   The Non-Employee Directors Option Plan is based upon the Company's belief that stock ownership by non-employee Directors benefits the stockholders by giving such Directors a proprietary interest in the Company and thus aligning the interest of such Directors with those of the stockholders. Additionally, the Non-Employee Directors Option Plan will enhance the Company's ability to attract, retain and suitably reward Directors of exceptional ability.

SUMMARY OF NON-EMPLOYEE DIRECTORS OPTION PLAN

   The following summary of the Non-Employee Directors Option Plan is qualified in its entirety by the complete text of the Non-Employee Directors Option Plan, which is annexed hereto as Exhibit B.

 Administration

   The Board of Directors is authorized to administer the Non-Employee Directors Option Plan in accordance with its terms. However, the Board shall have no discretion with respect to the selection of Directors to receive options, the number of shares of Common Stock subject to any such options or the exercise price thereunder.

 Eligibility

   Only Eligible Directors, as defined in the Non-Employee Directors Option Plan, are eligible for grant of options under the Non-Employee Directors Option Plan. An Eligible Director is defined as a Director of the Company who is not an employee of the Company or its subsidiaries and has not within one year immediately preceding the time such determination is made, received any award under any plan of the Company providing for the discretionary issuance of stock, stock options or stock appreciation rights. There are currently four Eligible Directors.

 Shares Subject to the Non-Employee Directors Option Plan

   An aggregate of 50,000 shares of Common Stock shall be available for issuance upon the exercise of options granted under the Non-Employee Directors Option Plan. This number is subject to adjustment in the event of a stock split, stock dividend, subdivision or combination of the Common Stock or other changes in corporate structure affecting the Common Stock.

 Grant, Term and Conditions of Options

   As of the date of the 1998 Annual Stockholders' Meeting, and as of the date of each of the subsequent four Annual Stockholders' Meetings, each individual who is then an Eligible Director will be granted an option to purchase 2,500 shares of Common Stock. The options will be nonstatutory stock options not intended to qualify under Section 422 of the Code as ISO's. The purchase price per share of the Common Stock deliverable upon exercise of the option shall be 100% of the fair market value per share of Common Stock, determined as provided in the Non-Employee Directors Option Plan, on the day the option is granted. Eligible Directors shall pay the exercise price of the options in either cash or in Common Stock. The Options granted shall be for a term of not more than 10 years from date of grant. Except as set forth below, options shall be exercisable in whole or in part one year after the date of grant.

   All outstanding options held by an optionee shall automatically be cancelled upon such optionee's termination of service as an Eligible Director except in the following circumstances -if such termination of service as an Eligible Director occurs by reason of (i) declining to stand for re-election or (ii) becoming an employee of the Corporation or a subsidiary or (iii) becoming disabled (as defined in the Company's Profit Sharing Plan). All outstanding options held by such optionee on the date of such termination shall continue to be fully exercisable for up to five years following the date of such termination but in no event after the expiration date of the options. In the event of the death of an optionee (whether before or after termination of service as an Eligible Director), all outstanding options held by such optionee and not previously cancelled or expired on the date of death shall be fully exercisable by such optionee's legal representative within one-year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

 Mergers, Sales and Change of Control

   In the case of certain mergers, consolidations or combinations of the Company with or into other corporations, or in the event of a Change of Control of the Company as defined in the Non-Employee Directors Option Plan, the holder of each option then outstanding shall (unless the Board determines otherwise) have the right to receive, on the date or effective date of such event, a cash or stock payment in an amount calculated as set forth in the Non-Employee Directors Option Plan, which is equivalent to the economic value of the option on such date.

 Plan Amendments

   The Non-Employee Directors Option Plan may be amended by the Board as it shall deem advisable. Without the authorization and approval of the Stockholders, however the Board may not increase the number of shares which may be purchased pursuant to options granted under the Non-Employee Directors Option Plan, change the requirement that option grants be priced at 100% of fair market value on the date of grant, modify in any respect the class of individuals who constitute Eligible Directors or materially increase the benefits accruing to optionees under the Non-Employee Directors Option Plan. Plan provisions relating to the class of Directors eligible to receive options under the Non-Employee Directors Option Plan and to the price, amount and timing of option grants under the Non-Employee Directors Option Plan may not be amended more than once every six months, other than to comply with changes in applicable law.

 Term of Plan

   The adoption of the Non-Employee Directors Option Plan has been approved by the Board and shall become effective upon its approval by the stockholders. The Non-Employee Directors Plan shall terminate on the day following the Annual Stockholders' Meeting held in the year 2002 unless the Non-Employee Directors Option Plan is extended or terminated at an earlier date by the stockholders.

 Federal Income Tax Consequences

   Under present Federal income tax laws, options granted under the Non-Employee Directors Option Plan would have the following tax consequences.

   When an optionee exercises an option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the optionee and will be allowed as a deduction for Federal income tax purposes to the Company. When an optionee disposes of shares acquired by the exercise of the option, any amount received in excess of the market value of the shares on the date of exercise will be treated as long or short term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of the exercise, the loss will be treated as long or short term capital loss, depending upon the holding period of the shares.

   The Non-Employee Directors Option Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

   The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the adoption of the Non-Employee Directors Option Plan.

   The Board of Directors recommends a vote "FOR" the adoption of the 1997 Lillian Vernon Corporation Stock Option Plan for Non-Employee Directors.

                5. STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING
                               TO BE HELD IN 1998

   Stockholders are entitled to present proposals for action and to nominate directors at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules. Proposals of stockholders and nominations of directors intended to be presented at the Annual Meeting to be held in 1998, must be received by the Company by February 17, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Such proposals should be sent to the Secretary of the Company at 543 Main Street, New Rochelle, New York 10801.

                               6. OTHER BUSINESS

   So far as the Board of Directors is aware, no matters will be presented at the Meeting for action on the part of the stockholders other than those stated in the notice of this meeting.

   A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-K for the year ended February 22, 1997, may be obtained without charge, by calling or writing David C. Hochberg, Lillian Vernon Corporation, 543 Main Street, New Rochelle, New York 10801, (914) 637-5624.

By Order of the Board of Directors



Susan N. Cortazzo
Secretary

June 16, 1997

                          LILLIAN VERNON CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR ANNUAL MEETING ON JULY 25, 1997 AT
                THE AMERICAN STOCK EXCHANGE, 86 TRINITY PLACE,
                          NEW YORK CITY, 10:00 A.M.

   The undersigned hereby appoints Lillian Vernon and Susan N. Cortazzo and each of them, the attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of stock of Lillian Vernon Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof, to be held on July 25, 1997 and any adjournments thereof, with all powers the undersigned would have if present, upon the proposals set forth herein and in their discretion on all other matters properly coming before the meeting, including those described in the Notice of Meeting of Stockholders and Proxy Statement therefor, receipt of which is acknowledged.

   This Proxy will be voted as directed, or where no direction is given, will be voted "FOR" Proposals Nos. 1, 2, 3 and 4. If any nominee for the Board of Directors named in the Proxy Statement is unavailable to serve, this Proxy will be voted for such substitute nominee as may be recommended by the Board of Directors. The Board of Directors is not aware of other matters to come before the meeting.

    The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.

    1. Election of David C. Hochberg to serve as director for a term expiring in 2000.

                                           WITHHOLD AUTHORITY
                   FOR NOMINEE LISTED         FOR NOMINEE
                          ABOVE               LISTED ABOVE
                 ---------------------- ----------------------
                          [   ]                  [   ]

     (CONTINUED, AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE.)

                           LILLIAN VERNON CORPORATION

    2. Proposal to approve the appointment of Coopers & Lybrand, L.L.P. as the independent auditors of the Company.

                       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
P
R   3. Proposal to adopt the 1997 Performance Unit, Restricted Stock,
O   Non-Qualified Option and Incentive Stock Option Plan.
X
Y                      [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    4. Proposal to adopt the 1997 Non-Employee Directors Option Plan.

                       [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                            Dated:                       , 1997

                                            -----------------------------------

                                            -----------------------------------
                                              SIGNATURE(S) OF STOCKHOLDER(S)

                                            (PLEASE SIGN EXACTLY AS NAME
                                            APPEARS HEREIN. WHEN SIGNING AS
                                            EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                            GUARDIAN OR ATTORNEY, PLEASE GIVE
                                            FULL TITLE AS SUCH. FOR JOINT
                                            ACCOUNTS OR CO-FIDUCIARIES, ALL
                                            JOINT OR CO-FIDUCIARIES SHOULD
                                            SIGN.)

                                            THIS PROXY IS SOLICITED ON BEHALF
                                            OF THE BOARD OF DIRECTORS.

                                                                     EXHIBIT A

                          LILLIAN VERNON CORPORATION

                            -----------------------

                                     1997
                     PERFORMANCE UNIT, RESTRICTED STOCK,
             NONQUALIFIED OPTION AND INCENTIVE STOCK OPTION PLAN
                                 (THE "PLAN")

1. Definitions.

   The following terms shall have the following meanings for purposes of the
Plan:

   "Code" means the Internal Revenue Code of 1986 as the same may be amended from time to time.

   "Committee" means the committee described in Paragraph 4 which shall administer the Plan.

   "Common Stock" means Common Stock, par value One ($.01) Cent per share, of the Corporation.

   "Corporation" means Lillian Vernon Corporation.

   "Fair-Market Value" means with respect to Common Stock (or other stock of the Corporation), its Mean Price on the day of determination as specified in the Plan if such Common Stock (or other stock) is publicly traded and, if not, then the Fair-Market Value shall be determined by the Committee in accordance with applicable Treasury Regulations under the Code.

   "Incentive Option(s)" means the qualified incentive stock options referred to in Paragraph 9.

   "Mean Price" means with respect to Common Stock (or other stock of the Corporation), the Fair-Market Value thereof as shall be determined by the Committee and, if the Common Stock (or such other stock) of the Corporation is listed on a national securities exchange or traded on the Over-the-Counter market, the Fair-Market Value shall be the mean of the high and low trading prices or of the high bid and low asked prices of the Common Stock (or such other stock) of the Corporation on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Inc., as the case may be (rounded to the next highest cent in the case of fractions of a cent), on the day of determination as specified in the Plan or, if there is no trading or bid or asked price on that day, the mean of the high and low trading or high bid and low asked prices (rounded to the next highest cent in the case of fractions of a cent) on the most recent day preceding the day of determination as specified in the Plan for which such prices are available.

   "Nonqualified Option(s)" means the nonqualified options referred to in Paragraph 7.

   "Option(s)" means the Nonqualified Options and Incentive Options.

   "Performance Unit(s)" means the Performance Units referred to in Paragraph
6.

    "Restricted Stock" means the shares of Common Stock referred to in Paragraph 8.

2. Stock Subject to the Plan.

   There are reserved for issuance upon the payment of Performance Units awarded, for issuance as Restricted Stock awards and the exercise of Options granted under the Plan an aggregate of five hundred twenty-five thousand (525,000) authorized and unissued shares of Common Stock. If any Option granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the provisions of the third paragraph of Paragraph 7(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Paragraph 7(f) or otherwise, or the substitution in place thereof of a new Option) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance pursuant to this Plan. Likewise, if Restricted Stock shall become subject to forfeiture and be returned to the Corporation pursuant to the provisions of Paragraph 8 hereof, such shares shall again be available for the purposes of issuance pursuant to this Plan. In no event shall authorized and unissued shares of Common Stock which, under the Plan, are authorized to be used in payment of Performance Unit awards be deemed to be unavailable for purposes of the Plan until such shares shall have been issued in payment thereof in accordance with the provisions of Paragraph 6(g).

3. Administration.

   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Performance Units or Restricted Stock shall be awarded and Options shall be granted and the number of units and/or shares to be covered by each such award or grant. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Restricted Stock, Performance Unit and Option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Paragraph 3 shall be conclusive.

4. The Committee.

   The Committee shall consist of three or more members of the Board of Directors of the Corporation who are not employees of the Corporation or any subsidiary thereof. The Committee shall be appointed by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. Members of the Committee shall not be eligible to receive any option grants pursuant to the Plan.

5. Eligibility.

   Performance Units and Restricted Stock may be awarded only to employees (including officers) of the Corporation and of its present and future subsidiary corporations (herein called subsidiaries). Incentive Options may be awarded only to full-time employees (including officers) of the Corporation or its subsidiaries. Nonqualified Options may be granted to employees (including officers), consultants and other individuals who render services to the Corporation and its subsidiaries. Any such eligible individual may receive one or more Performance Unit awards or one or more Options or one or more Restricted Stock awards, or a combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different individuals and may vary as to different awards and grants. A Director of the Corporation or of a subsidiary who is not also an employee of the Corporation or of a subsidiary will not be eligible to receive Performance Units, Restricted Stock, Non-Qualified Options or Incentive Options under the Plan.

6. Performance Unit Awards.

   (a) Performance Units which are awarded to an employee shall have a payment value at the end of the applicable award cycle contingent upon performance of the Corporation and/or of such employee's subsidiary, division or department over the award cycle. The length of the award cycle over which Performance Units are to be earned out shall be determined by the Committee at the time such Performance Units are awarded, but in no event shall the award cycle be less than one (1) fiscal year. The performance measures may include, but shall not be limited to, cumulative growth in pre-tax profits, earnings per share, return on shareholders' equity, return on capital employed or increase in the market value of the Common Stock of the Corporation. Such measures may be applied on an absolute basis or relative to industry indices and shall be defined in a manner which the Committee shall deem appropriate. For each award cycle, the Committee shall establish a payment schedule based upon the performance measures determined for such award cycle. If during the course of an award cycle there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Corporation or subsidiary, division or department which the Committee did not foresee in establishing the performance measures for such award cycle and which, in the Committee's sole judgment, have, or are expected to have, a substantial effect on the performance of the Corporation or an employee's subsidiary, division or department during such award cycle, the Committee may revise the payment schedule and performance measures formerly determined by it in such manner as the Committee, in its sole judgment, may deem appropriate.

    (b) In determining the number of Performance Units to be awarded, the Committee shall take into account an employee's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

   (c) An award of Performance Units to an employee shall terminate for all purposes if the employee does not remain, during the award cycle, continuously in the employ of the Corporation or one of its subsidiaries, except in the case of death, disability or retirement at age sixty-five (65) or early retirement with the consent of the Corporation (hereinafter "Retirement") in which case (and provided that the employee at the time of death, disability or Retirement as aforesaid, shall have been continuously in the employ of the Corporation or one of its subsidiaries during the period commencing on the date the award is granted and ending on the first anniversary thereof) the employee will be entitled to payment (such payment to be made in accordance with the provisions of Paragraph 6(d)) of the same portion of the payment value of the award the employee would otherwise have been paid (such payment value, if any, to be determined at the conclusion of the applicable award cycle in accordance with the provisions of Paragraphs 6(a) and 6(e)) as the portion of the award cycle during which the employee was employed bears to the full award cycle. Under particular circumstances, the Committee may make other determinations with respect to employees whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subparagraph (c) relating to periods of employment.

   (d) Unless the Committee otherwise determines, no payment with respect to Performance Units will be made to an employee prior to the end of such employee's award cycle applicable to the Performance Units awarded to such employee.

   (e) An employee's interest in any Performance Units awarded to him shall mature on the last day of the award cycle for such award. The payment value of a performance unit shall be the dollar amount calculated on the basis of the payment schedule applicable to such award cycle.

   (f) The total amount of payment value due an employee at the conclusion of an award cycle shall be paid on such date following the conclusion of such award cycle as the Committee shall designate, except as specifically otherwise provided in the Plan.

   (g) Payment of the payment value due an employee shall be made, at the election of the Committee as to each employee, (i) in cash, (ii) in shares of Common Stock of the Corporation (to be determined by dividing the payment value of all matured Performance Units by the average of the Mean Price of such stock during the five business days immediately preceding the date of payment) or (iii) in a combination of cash and shares of Common Stock so valued.

   (h) A person to whom any award has been made shall not have any interest in the cash or stock awarded to him until the cash has been paid to him or the certificates for the stock have been delivered to him, as the case may be, in accordance with the provisions of this Plan.

   (i) In the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in the light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, in the number of shares of stock covered by any award for which certificates have not been delivered.

   (j) In any case in which payment of an award is to be made in stock, the Corporation shall have the right to retain or sell without notice sufficient shares of stock (taken at the Mean Price of such stock on such date or dates as may be determined by the Committee, but not more than five (5) business days prior to the date on which such shares would otherwise have been delivered) to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such payment, remitting any balance to the employee; provided, however, that the employee shall have the option to provide the Corporation with the funds to enable it to pay such tax. The Corporation shall also have the right, in lieu of delivering the certificate or certificates for any of or all the stock which would otherwise be deliverable to the employee pursuant to this Plan, to pay to such employee on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Mean Price of such stock on such date or dates as may be determined by the Committee, but not more than five (5) business days prior to such date, but after withholding or deducting any required amount of tax, all as the Committee may determine in individual cases.

7. Nonqualified Option Grants.

   (a) Each Nonqualified Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a Nonqualified Stock Option Agreement which shall be executed by the Company and by the person to whom such Nonqualified Option is granted. The Nonqualified Stock Option Agreement shall, among other things, specify the number of shares of Common Stock as to which Nonqualified Option is granted, the periods during which the Nonqualified Option is exercisable and the purchase price per share thereof.

   (b) The Committee shall be authorized in its discretion to prescribe in the Nonqualified Option grant the installments, if any, in which Nonqualified Option granted under the Plan shall become exercisable. The Committee shall also be authorized to establish the manner and the effective date of the exercise of a Nonqualified Option. The term of such Nonqualified Option shall be not more than ten years from the date of grant thereof, or such shorter period as is prescribed in Paragraphs 7(d) and (e).

   A Nonqualified Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Nonqualified Option is being exercised. Such notice shall be accompanied by payment of the full purchase price of such shares, and payment of such purchase price shall be made, at the discretion of the Committee, by delivery of (i) cash, or (ii) his full recourse note payable to the order of the Company (but only if and to the extent permitted by applicable Delaware corporate law) having such due date, payment terms and such annual interest rate (which is not less than the minimum rate then required under the Code), as the Committee may fix in its sole discretion, or
(iii)
in the Corporation's Common Stock owned by the optionee having a Fair-Market Value on the date of exercise equal to the aggregate Nonqualified Option price (provided, however, that no such payment in stock shall be made unless said stock shall have been owned by the optionee for a period of more than six (6) months), or (iv) such combination of Items (i), (ii) and (iii) as the Committee may fix in its sole discretion, or (v) such other financial arrangement may be made for the payment for such shares as the Committee may fix in its sole discretion.

   In lieu of requiring an optionee to deliver cash and/or notes and/or stock and receive certificates for shares of Common Stock of the Corporation upon the exercise of a Nonqualified Option, if the Nonqualified Option so provides, the Committee may elect to require the optionee to surrender the Nonqualified Option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock of the Corporation, or a combination of cash and shares of Common Stock of the Corporation, equivalent to the appreciated value of the shares covered by the Option surrendered for cancellation. Such appreciated value shall be the difference between the Nonqualified Option prices of such shares (as adjusted pursuant to Paragraph
12) and the Fair-Market Value of such shares. Upon delivery to the Corporation of a notice to exercise a Nonqualified Option, the Committee may avail itself of its right to require the optionee to surrender the Nonqualified Option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the tenth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the optionee of the Nonqualified Option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

   (c) In the event that an employee receiving a Nonqualified Option does not remain in the employ of the Corporation or of one of its subsidiaries for the period determined by the Committee and set forth in the Nonqualified Option grant and the termination of such individual's service during such period is either (i) for cause or (ii) voluntary on the part of such individual and without the written consent of the Corporation or such subsidiary, the Nonqualified Option shall forthwith terminate on the date of such termination of employment. Retirement at age sixty-five (65) shall be deemed to be a termination of employment with the Corporation's written consent.

   (d) In the event of the termination of the employment of an employee holder of any Nonqualified Option, other than by reason of Retirement or death, he may (unless his Nonqualified Option shall have been terminated by reason of the provisions of Paragraph 7(c) or unless otherwise provided in his Nonqualified Option grant) exercise his Option at any time within three
(3) months after such termination, but not after the expiration of the Nonqualified Option, to the extent of the number of shares covered by his Nonqualified Option which were purchasable by him at the date of the termination of his employment. In the event of the termination of the employment of the holder of any Nonqualified Option because of Retirement, he may (unless his Nonqualified Options shall have been previously terminated pursuant to the provisions of Paragraph 7(c) or unless otherwise provided in his Nonqualified Option grant) exercise his Nonqualified Option at any time after such termination, but not after the expiration of the Nonqualified Option, to the extent of the number of shares covered by his Nonqualified Option which were purchasable by him at the date of his termination of employment. Notwithstanding the foregoing provisions hereof but subject to the provisions of Paragraph 7(c), the Committee may determine, in its sole discretion, in the case of any termination of employment that the holder of a Nonqualified Option may exercise such Nonqualified Option to the extent of the remaining shares covered thereby whether or not such shares had become purchasable by such employee at the date of the termination of his employment. Nonqualified Options granted under the Plan to employees shall not be affected by any change of employment so long as the holder continues to be an employee of the Corporation or of a subsidiary. The Nonqualified Option grant may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

   (e) In the event of the death of an individual other than an employee to whom a Nonqualified Option has been granted under the Plan, the Nonqualified Option theretofore granted to him may be exercised by a legatee or legatees of the Nonqualified Option holder under his last will, or by his personal representative or distributees, at any time after his death, but not after the expiration of the Nonqualified Option, to the extent of the remaining shares covered by his Nonqualified Option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an employee while he is employed by the Corporation or a subsidiary or following Retirement or during the three (3) month period following the termination of his employment, the Nonqualified Option (if not previously terminated pursuant to the provisions of Paragraph 7(c)) may be exercised by a legatee or legatees of the Nonqualified Option under the employee's last will, or by the personal representatives or distributees of the employee at any time after his death, but not after expiration of the Nonqualified Option, but only to the extent of the number of shares purchasable by such employee pursuant to the provisions of Paragraph 7(d) at the date of termination of his employment.

   (f) The Committee shall be authorized, in its absolute discretion, to permit optionees to surrender outstanding Nonqualified Options in exchange for the grant of new Nonqualified Options or require optionees to surrender outstanding Nonqualified Options as a condition precedent to the grant of new Nonqualified Options. The number of shares covered by the new Nonqualified Options, the Nonqualified Option price, the Nonqualified Option period shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered Nonqualified Options.

8. Restricted Stock Awards.

   (a) The consideration to be received for shares of Restricted Stock issued hereunder shall be (i) in such amount, to be paid in cash, as is determined by the Committee, in its sole discretion, at the time of such award, but in no event shall it be less than the par value thereof and (ii) the continued employment by the employee during the "Restricted Period" (as hereinafter defined). The recipient of Restricted Stock shall be recorded as a stockholder of the Corporation and shall have, subject to the provisions hereof, all the rights of a stockholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided that the shares themselves and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

   (b) During a period following the date of grant, as determined by the Committee and set forth in the grant (hereinafter referred to as the "Restricted Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of (i) death as hereinafter provided or
(ii) the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death of the recipient during the Restricted Period, the aforesaid restrictions on the Restricted Stock shall immediately lapse and the legal representative of the estate of the recipient shall be free to transfer, encumber or otherwise dispose of the Restricted Stock.

   In the event that, during the Restricted Period, the employment of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary, resignation by the recipient, or retirement, except retirement with the consent of the Corporation, which consent may be conditioned upon the performance of consulting services, agreement as to noncompetition or such other conditions as may be imposed by the Corporation) other than termination of employment due to the death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates representing all the Restricted Stock and the recipient's rights as a stockholder with respect to the Restricted Stock shall cease, effective with such termination of employment; provided, however, if the employee is required to pay more than the par value of such shares, then the Corporation shall either pay to the employee within thirty
(30) days of receipt of such Restricted Stock the amount originally paid for such Restricted Stock by such employee or return equivalent but unlegended (except for required Securities Act legends) certificates to the employee which the employee will then own absolutely. All certificates representing Restricted Stock issued pursuant to this Plan shall bear a legend indicating that the shares are subject to the restrictions set forth herein.

   During the Restricted Period, the recipient's rights to the Restricted Stock may not be assigned or transferred except by will or by the laws of descent or distribution. In the event of any attempt to sell, exchange, transfer, pledge or otherwise dispose of said shares by the recipient in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

9. Incentive Options.

   (a) Each Incentive Option granted under the plan shall be authorized by the Committee and shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Option is granted. The Incentive Stock Option Agreement shall specify, among other things, the number of shares of Common Stock as to which any Incentive Option is granted, the periods during which the Incentive Option is exercisable and the purchase price per share thereof.

    (b) The Committee shall grant Incentive Options under the Plan which are intended to meet the requirements of Section 422A of the Code and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422A of the Code:

     (i) No Incentive Option shall be granted to individuals other than employees of the Corporation or of a subsidiary.

     (ii) Each Incentive Option under the Plan must be granted within ten (10) years from the date the Plan was adopted by the Board of Directors.

     (iii) The purchase price of the shares subject to any Incentive Option shall not be less than the Fair-Market Value of the Common Stock at the time such Incentive Option is granted; provided, however, if an Incentive Option is granted to an individual who owns, at the time the Incentive Option is granted, more than ten (10%) per cent of the total combined voting power of all classes of stock of the Corporation or of a subsidiary, the purchase price of the shares subject to the Incentive Option shall be at least one hundred ten (110%) per cent of the Fair-Market Value of the Common Stock at the time the Incentive Option is granted.

     (iv) No Incentive Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Option is granted to an individual who owns, at the time the Incentive Option is granted, more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or of subsidiary, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Option granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 9(c) hereof.

     (v) The aggregate Fair-Market Value, determined at the time the Incentive Option is granted, of the shares with respect to which incentive stock options are exercisable for the first time by any such person during any calendar year, under the Plan, or incentive stock options (as defined in Section 422A(b) of the Code) under any other stock option plan maintained by the Corporation or a parent or subsidiary corporation of the Corporation or a predecessor corporation of any such corporation, shall not exceed One Hundred Thousand ($100,000) Dollars.

     (vi) For purposes of the Plan, Fair-Market Value shall be as determined by the Committee on the day preceding the day on which the Incentive Option is granted.

   (c) If the employment of an employee by the Corporation or a subsidiary shall be terminated voluntarily by the employee or for cause, his Incentive Option shall expire forthwith. For purposes of this subparagraph, an employee who leaves the employ of the Corporation to become an employee of a subsidiary or a corporation (or subsidiary or parent corporation of a corporation) which has assumed the Incentive Option of the Corporation as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

   (d) If the holder of an Incentive Option under the Plan dies (i) while employed by the Corporation or a subsidiary, or (ii) after the termination of his employment by reason of retirement at age sixty-five

(65) or early retirement with the consent of the Corporation, then such Incentive Option may, subject to the provisions of subparagraph (f) of this Paragraph 9, be exercised by the estate of the employee, or by a person who acquired the right to exercise such Incentive Option by bequest or inheritance or by reason of the death of such employee at any time.

   (e) If the holder of an Incentive Option under the Plan ceases employment because of permanent and total disability (within the meaning of Section 37(e)(3) or Section 105(d)(4) of the Code) while employed by the Corporation or a subsidiary, then such Incentive Option may, subject to the provisions of subparagraph (f) of this Paragraph 9, be exercised at any time.

   (f) An Incentive Option may not be exercised pursuant to this Paragraph 9 except to the extent that the holder was entitled to exercise the Incentive Option at the time of termination of employment or death, and in any event may not be exercised after the expiration of the Incentive Option.

   (g) For purposes of this Paragraph 9, the employment relationship of an employee of the Corporation or of a subsidiary will be treated as remaining intact while he is on military, sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

   (h) Unless otherwise provided in the Incentive Stock Option Agreement, any Incentive Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration.

   (i) An Incentive Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Corporation at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Incentive Option is being exercised. Such notice shall be accompanied by payment of the full purchase price of such shares, and payment of such purchase price shall be made, in the sole discretion of the Committee, by the holder's delivery of (i) his check certified payable to the order of the Corporation, or (ii) his full recourse note payable to the order of the Corporation (but only if and to the extent permitted by applicable Delaware corporate law) having such due date, such payment terms and such annual interest rate (which is not less than the minimum rate then required under the Code), as the Committee may fix in its sole discretion, or (iii) in the Common Stock owned by the holder having a Fair-Market Value on the date of exercise of equal to the aggregate option price (provided, however, that no such payment in stock shall be made unless said stock shall have been owned by the holder of the Incentive Option for more than six (6) months), or
(iv) such combination of items (i), (ii) and (iii) as the Committee may determine in its sole discretion, or (v) such other financial arrangement may be made for the payment for such shares as the Committee may fix in its sole discretion.

10. No Right to Employment.

   Nothing in the Plan or in any Performance Unit, Restricted Stock or Option award or grant pursuant to the Plan shall confer on any employee any right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate his employment at any time.

11. Transferability and Shareholder Rights of Holders of Performance Units, Nonqualified Options and Incentive Options.

   No Performance Unit awarded and no Option granted under the Plan shall be transferable otherwise than pursuant to Paragraphs 6(c), 7(e) or 9(d), by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder thereof, only by him. The holder of a Performance Unit award or of an Option shall have none of the rights of a shareholder until, in the case of Options, the shares subject thereto shall have been registered in the name of the person or persons exercising such Option on the transfer books of the Corporation upon such exercise.

12. Adjustments upon Changes in Capitalization.

   (a) Notwithstanding any other provisions of the Plan, the Option grants may contain such provisions as the Committee may determine as appropriate for the adjustment of the number and class of shares subject to such options and the option prices of the shares covered thereby, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends, and, in the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan which may be awarded or granted shall be appropriately adjusted by the Committee; provided, however, that in any such event the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Option granted herein from being disqualified as an "incentive stock option" under the then existing provisions of the Code, or any law amendatory thereof or supplemental thereto; and

   (b) If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

13. Compliance with Securities Act.

   (a) The Committee may in its discretion authorize the awarding of Performance Units and Restricted Stock and the granting of Options, the payment, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (i) the shares of Common Stock reserved for issue under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (ii) a registration statement under the Securities Act of 1933 with respect to such shares shall have become effective.

   (b) The recipient of any shares under this Plan (whether by virtue of exercise of an Option, receipt of Restricted Stock or otherwise) shall represent and warrant to and agree with the Corporation that he takes such shares for investment only and not for purposes of sale and that he will also take for investment only and not for purposes of sale any rights, warrants, shares, or securities which may be issued to him on account of his ownership of such shares and that he will not sell or transfer any shares received by him under the Plan or any rights, shares or securities issued to him on account of the shares received by him under the Plan or any shares received by him upon exercise of any such rights or warrants without first having obtained an opinion of counsel for the Corporation that such shares, rights, warrants, or other securities may be disposed of without registration or other action under the Securities Act of 1933.

14. Withholding of Additional Federal, State and Local Income Tax.

   The Company, in accordance with Section 3402(a) of the Internal Revenue Code and the Regulations and Rulings promulgated thereunder and any corresponding state or local laws, will (unless provision is otherwise made to pay such withholding taxes which is satisfactory to the Committee) withhold from the wages of employees who are awarded or granted Performance Units, Restricted Stock or Options, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includible in the employee's gross income.

15. Amendment and Termination.

   Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of Performance Units or Restricted Stock or Options shall be made after February 28, 2007 and provided further that the said Plan termination shall have no effect on awards of Performance Units or Restricted Stock or Options made prior thereto. The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate, modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects which shall not change (i) the total number of shares as to which Options may be granted or which may be used in payment of Performance Unit awards under the Plan or which may be issued as Restricted Stock, (ii) the class of individuals eligible to receive awards of Performance Units, Restricted Stock and Options, (iii) the period during which awards of Performance Units or Restricted Stock may be made or Options may be granted or exercised, or (iv) make any change which would prevent an Incentive Option from qualifying as an "incentive stock option" as such term is defined in the then existing Code or any law amendatory or supplemental thereto.

   No termination, modification or amendment of the Plan may, without the consent of the individual to whom an Option shall have been previously granted, affect the right conferred by such Option.

16. Use of Proceeds.

   The proceeds from the sale of Restricted Stock or shares pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

17. Definitions.

   For purposes of the Plan, the terms "parent" and "subsidiary" shall have the same meaning as "parent corporation" and "subsidiary corporation" as such terms are defined in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine.

18. Governing Law.

   The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.

19. Effective Date of the Plan.

   The Plan shall become effective on the date of its adoption by the Board of Directors of the Corporation and Performance Unit and Restricted Stock awards may be made and Options granted immediately thereafter, but no Performance Unit award may be paid or Restricted Stock issued or Option exercised under the Plan unless and until the Plan shall have been approved by the holders of a majority of the outstanding shares of Common Stock of the Corporation within twelve (12) months after the date of adoption of the Plan by the Board of Directors and if such approval is not obtained within said period, the Plan and any awards made or Options granted under the Plan shall be null and void.

20. Indemnification of Committee.

   In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Corporation to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Committee member or members shall notify the Corporation in writing, giving the Corporation an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

                                                                     EXHIBIT B

                          LILLIAN VERNON CORPORATION
              1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE

   The purpose of the Lillian Vernon Corporation Stock Option Plan for Non-Employee Directors (the "Plan") is to increase the proprietary and vested interest of the non-employee directors of the Lillian Vernon Corporation (the "Company") in the growth and performance of the Company by granting such directors options to purchase shares of Common Stock, $.01 par value per share (the "Stock"), of the Company.

2. ADMINISTRATION

   The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options under the Plan, the number of shares of Stock subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determination of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

   The class of individuals eligible for grant of options under the Plan shall be Eligible Directors, as defined below. An Eligible Director shall mean a director of the Company who is not an employee of the Company or its subsidiaries and has not, within one year immediately preceding the determination of such director's eligibility, received any award under any plan of the Company or its subsidiaries that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its subsidiaries (other than any other plan under which participants' entitlements are governed by provisions meeting the requirements of Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934). Any holder of an option granted hereunder shall hereinafter be referred to as a "Participant".

4. SHARES SUBJECT TO THE PLAN

   Subject to adjustment as provided in Section 6, an aggregate of 50,000 shares of Stock shall be available for issuance upon the exercise of options granted under the Plan. The shares of Stock deliverable upon the exercise of options may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option granted under the Plan shall terminate for any reason without having been exercised, the shares subject to, but not delivered under, such option shall be available for other options.

5. GRANT, TERMS AND CONDITIONS OF OPTIONS

   Each individual who is an Eligible Director will be granted an option to purchase 2,500 shares of Stock as of the date of each Annual Stockholders Meeting, commencing with the Annual Stockholders Meeting following the meeting approving the Plan. The options granted will be nonstatutory stock options, not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

     (a) Price. The Purchase price per share of Stock deliverable upon the exercise of each option shall be 100% of the Fair Market Value per share of the Stock on the date the option is granted. For purposes of this Plan, Fair Market Value shall be the closing price per share as reported for consolidated trading of issues listed on the principal securities exchange where the Stock is traded on the date in question, or, if the Stock shall not have traded on such date, the closing price per share on the first date prior thereto on which the Stock was so traded or if the Stock is not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the closing bid and asked prices of the Stock in the over-the-counter-market on the date the option is granted or on the next preceding date on which such closing bid and asked prices were recorded.

     (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash or in Stock, which shall have a Fair Market Value (determined in accordance with the rules of Paragraph (a) above) at least equal to the aggregate exercise price of the shares being purchased, or a combination of cash and stock.

     (c) Exercisability and Term of Options. Options shall be exercisable in whole or in part at all times during the period beginning one year from the date of grant. The options granted shall be for a term of not more than 10 years or until terminated, as provided in Paragraph (d) below.

     (d) Termination of Service as Eligible Director.

        (i) Except as provided in subparagraph (ii) of this Paragraph (d), all outstanding options held by a Participant shall be automatically cancelled upon such Participant's termination of service as an Eligible Director.

        (ii) Upon termination of a Participant's service as an Eligible Director by reason of such Participant's declining to stand for reelection, becoming an employee of the Company or a subsidiary thereof or becoming disabled (as defined in the Company's Profit Sharing Plan) all outstanding options held by such Participant on the date of such termination shall expire up to five years from the date upon which the Participant ceases to be an Eligible Director but in no event after the specified expiration date of such option. In the event of the death of a Participant (whether before or after termination of service as an Eligible Director), all outstanding options held by such Participant (and not previously cancelled or expired) on the date of such death, shall be fully exercisable by the Participant's legal representative within one year after the date of death (without regard to the expiration date of the option specified in accordance with the preceding sentence).

     (e) Nontransferability of Options. No option shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the above, options may be transferred pursuant to a qualified domestic relations order.

     (f) Listing and Registration. Each option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

     (g) Option Agreement. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6. ADJUSTMENT OF AND CHANGES IN STOCK

   In the event of a stock split, stock dividend, subdivision or combination of the Stock or other change in corporate structure affecting the Stock, the number of shares of Stock authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Stock subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per share of Stock thereunder.

7. MERGERS, SALES AND CHANGE OF CONTROL

   In the case of (i) any merger, consolidation or combination of the Company with or into another corporation (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in its outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the assets of the Company or (ii) a Change in Control (as defined below) of the Company, the holder of each option then outstanding immediately prior to such Change in Control shall (unless the Board determines otherwise) have the right to receive on the date or effective date of such event an amount equal to the excess of the Fair Market Value on such date of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Stock, in the cases covered by clause
(i) above, or in the case of a sale of assets referred to in such clause (i), a share of Stock, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Stock covered by the option as determined by the Board, in the case of Change in Control by reason of any other event, over the exercise price of such option, multiplied by the number of shares of Stock subject to such option. Such amount will be payable fully in cash or stock.

   Any determination by the Board made pursuant to this Section 7 will be made as to all outstanding options and shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

   A "Change in Control" shall be deemed to have occurred if following (i) a tender or exchange offer for voting securities of the Company (other than any such offer made by the Company), or (ii) a proxy contest for the election of directors of the Company, the persons who were directors of the Company immediately before the initiation of such event (or directors who were appointed by such directors) cease to constitute a majority of the Board of Directors of the Company upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

8. NO RIGHTS OF SHAREHOLDERS

   Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any option in whole or in part, unless and until certificates for such shares shall have been issued.

9. PLAN AMENDMENTS

   The Plan may be amended by the Board, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders; (i) increase the number of shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, (ii) change the requirements of Section 5(a) that option grants be priced at Fair Market Value, (iii) modify in any respect the class of individuals who constitute Eligible Directors; or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3 and 5 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules under either such statute.

10. EFFECTIVE DATE AND DURATION OF PLAN

   The Plan shall become effective on the day following the Company's Annual Stockholders Meeting at which the Plan is approved by the holders of a majority of the outstanding shares of Common Stock of the Company. The Plan shall terminate on the day following the fifth Annual Stockholders Meeting at which Directors are elected following the Annual Stockholders Meeting at which the Plan was approved by Shareholders, unless the Plan is extended or terminated at an earlier date by Stockholders.